 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☐  Preliminary Proxy Statement
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☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12
STEMCELLS, INC.
(Name of Registrant as Specified In Its Charter)
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 30, 2011

STEMCELLS, INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: May 11, 2011

Date: June 30, 2011	Time: 2:00 PM PDT

Location:	3155 Porter Drive Palo Alto, California 94304
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement    2. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 16, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use
Only

Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees
01	Ricardo Levy, Ph. D.	02 Irving Weissman, M.D.
The Board of Directors recommends you vote FOR proposals 2 and 3.
2	To ratify the selection of Grant Thornton LLP as independent public accountants of the Company for the fiscal year ending December 31, 2011.

3	Approval of a non-binding advisory vote of the compensation paid to Stemcells’ named executive officers.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
4	Recommend, by non-binding vote, the frequency of future advisory votes on executive compensation.
The Board of Directors recommends you vote FOR the following proposal:
5	To approve amendments to the company’s certificate of incorporation, as described in the accompanying proxy statement, to effect a reverse stock split of the company’s issued and outstanding common stock and decrease the number of authorized shares of common stock to 75,000,000 and to authorize the Board of Directors to effect these amendments to the certificate of incorporation, within the Board’s discretion, at any time within four months after the date stockholder approval for the reverse stock split is obtained.
NOTE: In their discretion, upon such other matters that may properly come before the meeting or any postponements or adjournments thereof.

Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Broadridge Internal Use Only

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